UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 12, 2018

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

 Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On February 12, 2018, the diligence period expired under the Purchase and Sale Agreement by and between SLAB, L.L.C. (the “Seller”) and Ashford Hospitality Prime Limited Partnership (the “Company”), a subsidiary of Ashford Hospitality Prime, Inc., as amended on February 12, 2018 (as amended, the “Acquisition Agreement”).  Pursuant to the Acquisition Agreement, the Company has agreed to acquire the 266-room Ritz-Carlton Sarasota in Sarasota, Florida from the Seller for an aggregate purchase price of $171 million, subject to adjustment as provided in the Acquisition Agreement, which represents a purchase price of $643,000 per key (the “Hotel Acquisition”). Pursuant to the Acquisition Agreement, the Company has also agreed to acquire a 22 acre plot of vacant land for $9.7 million (the “Land Acquisition” and together with the Hotel Acquisition, the “Acquisitions”). The seller has agreed to provide a $5.5 million income guaranty to cover any decrease from 2017 hotel gross operating profit for up to three years, subject to certain conditions. The Acquisitions are expected to close on April 3, 2018, subject to customary closing conditions.

The Acquisition Agreement contains terms, conditions, covenants, representations and warranties and indemnities from each of the respective parties that are customary and typical for a transaction of this nature. As required by the Acquisition Agreement, the Company has deposited a total of $9 million into escrow pending the closing or termination of the Acquisition Agreement.
ITEM 7.01    REGULATION FD DISCLOSURE.
On February 16, 2018, Ashford Hospitality Prime, Inc. (the “Company”) announced that it has entered into a definitive agreement to acquire the 266-room Ritz-Carlton Sarasota in Sarasota, Florida for $171 million. In addition, the Company is also acquiring a 22 acre plot of vacant land for $9.7 million

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number     Exhibit Description

99.1	Press Release of the Company, dated February 16, 2018.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 16, 2018

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel